                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

Date of report (Date of earliest event reported):    December 27, 2001

                             PARADYNE NETWORKS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                       000-26485                 75-2658219
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                             8545 126TH AVENUE NORTH
                              LARGO, FLORIDA 33773

                             ----------------------
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (727) 530-2000


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

         On December 28, 2001, Paradyne Networks, Inc. ("Paradyne") and Elastic Networks Inc. ("Elastic") announced that they had entered into a definitive merger agreement pursuant to which Paradyne will acquire Elastic (the "Merger Agreement").

         The foregoing information is qualified in its entirety by reference to the Merger Agreement and the additional related agreements which are attached as exhibits hereto and are incorporated herein by reference in their entirety.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.


         (c)      Exhibits

                  The following exhibits are filed herewith:

      Exhibit No.               Description
      -----------               -----------
         2        Agreement and Plan of Merger, dated as of December 27, 2001, among Paradyne Networks, Inc., Phoenix
                  Merger Sub, Inc., and Elastic Networks Inc.

         99.1     Form of Elastic Voting Agreement, dated as of December 27, 2001, among Paradyne Networks, Inc., each of the Elastic Networks Inc. stockholders identified on Annex A, and (with respect to Section 5 only)
                  Elastic Networks Inc.

         99.2     Elastic Voting Agreement, dated as of December 27, 2001, among Paradyne Networks, Inc., Nortel
                  Networks Inc., and (with respect to Section 5 only) Elastic Networks Inc.

         99.3     Warrant Termination Agreement, dated as of December 27, 2001, among Paradyne Networks, Inc., Elastic
                  Networks Inc., and Pequot Private Equity Fund II, L.P.

         99.4     Form of Paradyne Voting Agreement, dated as of December 27, 2001, between Elastic Networks Inc. and each of Sean E. Belanger, Patrick M. Murphy and the Thomas E. Epley Trust

         99.5     Paradyne Voting Agreement, dated as of December 27, 2001, between Elastic Networks Inc. and Thomas E.
                  Epley

         99.6     Form of Paradyne Voting Agreement, dated as of December 27, 2001, between Elastic Networks Inc. and each of the Paradyne Networks, Inc. stockholders identified on the signature pages thereto

         99.7     Amendment No. 1 to the Contribution Agreement, dated as of December 27, 2001, between Nortel Networks,
                  Inc. and Elastic Networks Inc. (Incorporated herein by reference to Current Report on Form 8-K of
                  Elastic Networks Inc., dated December 31, 2001)

         99.8     Amendment No. 1 to the Intellectual Property Transfer and License Agreement, dated as of December 27,
                  2001, between Nortel Networks Corporation and Elastic Networks Inc. (Incorporated herein by reference to Current Report on Form 8-K of Elastic Networks Inc., dated December 31, 2001)

         99.9     Amendment No. 1 to the Patent Transfer and License Agreement, dated as of December 27, 2001, between
                  Nortel Networks, Inc. and Elastic Networks Inc. (Incorporated herein by reference to Current Report on
                  Form 8-K of Elastic Networks Inc., dated December 31, 2001)

         99.10    Modification of Letter Agreement, between Nortel Networks Inc. and Elastic Networks Inc. (Incorporated
                  herein by reference to Current Report on Form 8-K of Elastic Networks Inc., dated December 31, 2001)

         99.11    Form of Certificate of Representations of Paradyne Networks, Inc.

         99.12    Form of Certificate of Representations of Elastic Networks Inc.

         99.13    Form of Elastic Affiliate Agreement

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 31, 2001

                                                PARADYNE NETWORKS, INC.

                                                /s/ Patrick M. Murphy
                                                --------------------------------
                                                Patrick M. Murphy
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer

                                  EXHIBIT INDEX

         The following exhibits are filed as part of this Report.

Exhibit No.    Description
-----------    -----------
2              Agreement and Plan of Merger, dated as of December 27, 2001, among Paradyne Networks, Inc., Phoenix
               Merger Sub, Inc., and Elastic Networks Inc.

99.1           Form of Elastic Voting Agreement, dated as of December 27, 2001, among Paradyne Networks, Inc., each of the Elastic Networks Inc. stockholders identified on Annex A, and (with respect to Section 5 only)
               Elastic Networks Inc.

99.2           Elastic Voting Agreement, dated as of December 27, 2001, among Paradyne Networks, Inc., Nortel Networks
               Inc., and (with respect to Section 5 only) Elastic Networks Inc.

99.3           Warrant Termination Agreement, dated as of December 27, 2001, among Paradyne Networks, Inc., Elastic
               Networks Inc., and Pequot Private Equity Fund II, L.P.

99.4           Form of Paradyne Voting Agreement, dated as of December 27, 2001, between Elastic Networks Inc. and each of Sean E. Belanger, Patrick M. Murphy and the Thomas E. Epley Trust

99.5           Paradyne Voting Agreement, dated as of December 27, 2001, between Elastic Networks Inc. and Thomas E.
               Epley

99.6           Form of Paradyne Voting Agreement, dated as of December 27, 2001, between Elastic Networks Inc. and each of the Paradyne Networks, Inc. stockholders identified on the signature pages thereto

99.7           Amendment No. 1 to the Contribution Agreement, dated as of December 27, 2001, between Nortel Networks,
               Inc. and Elastic Networks Inc. (Incorporated herein by reference to Current Report on Form 8-K of
               Elastic Networks Inc., dated December 31, 2001)

99.8           Amendment No. 1 to the Intellectual Property Transfer and License Agreement, dated as of December 27,
               2001, between Nortel Networks Corporation and Elastic Networks Inc. (Incorporated herein by reference to
               Current Report on Form 8-K of Elastic Networks Inc., dated December 31, 2001)

99.9           Amendment No. 1 to the Patent Transfer and License Agreement, dated as of December 27, 2001, between
               Nortel Networks, Inc. and Elastic Networks Inc. (Incorporated herein by reference to Current Report on
               Form 8-K of Elastic Networks Inc., dated December 31, 2001)

99.10          Modification of Letter Agreement, between Nortel Networks Inc. and Elastic Networks Inc. (Incorporated
               herein by reference to Current Report on Form 8-K of Elastic Networks Inc., dated December 31, 2001)

99.11          Form of Certificate of Representations of Paradyne Networks, Inc.

99.12          Form of Certificate of Representations of Elastic Networks Inc.

99.13          Form of Elastic Affiliate Agreement